                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 18, 2000

                                  CMGI, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware             000-23262                 04-2921333
                               -----------             ------------------
    (State or other juris-     (Commission                (IRS Employer
  diction of incorporation)    File Number)             Identification No.)

         100 Brickstone Square, Andover, MA              01810
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      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (978) 684-3600

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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The Registrant hereby files the following financial statements, which are attached as exhibits to this report:

Unaudited financial statements of uBid, Inc. as of March 31, 2000 and for the three months ended March 31, 1999 and 2000.


Item 7.  Financial Statements and Exhibits.
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     (a) Financial Statements of Business Acquired
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Unaudited financial statements of uBid, Inc. as of March 31, 2000 and for the three months ended March 31, 1999 and 2000. See exhibit 99.1.

     (c) Exhibits:
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         99.1       Unaudited financial statements of uBid, Inc. as of March 31,
                    2000 and for the three months ended March 31, 1999 and 2000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2000             CMGI, Inc.
                                  ----------
                                 (Registrant)



                                  By:  /s/ Andrew J. Hajducky, III
                                  --------------------------------
                                  Andrew J. Hajducky III
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer
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                                 EXHIBIT INDEX

Exhibit No.    Description
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   99.1        Unaudited financial statements of uBid, Inc. as of March 31, 2000 and for the three months ended March 31, 1999 and 2000.